UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2020

VISA INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999
San Francisco,
California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A common stock, par value $0.0001 per share	V	New York Stock Exchange
(Title of each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders of Visa Inc. (the “Company”) was held January 28, 2020, and the Company’s class A common stockholders voted on three proposals that are described in detail in the Company’s definitive proxy statement, dated December 5, 2019. Set forth below are the matters the stockholders voted on and the final voting results.
Proposal 1: Election of directors:

Nominee	Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
Lloyd A. Carney	968,573,819	74.4	331,032,259	25.4	1,376,377	163,347,579
Mary B. Cranston	1,273,170,169	97.9	26,843,545	2.1	968,741	163,347,579
Francisco Javier Fernández-Carbajal	1,264,514,950	97.2	35,445,680	2.7	1,021,825	163,347,579
Alfred F. Kelly, Jr.	1,236,303,869	95.0	56,864,099	4.4	7,814,487	163,347,579
Ramon Laguarta	1,294,011,026	99.5	5,778,660	0.4	1,192,769	163,347,579
John F. Lundgren	1,292,518,216	99.3	7,288,854	0.6	1,175,385	163,347,579
Robert W. Matschullat	1,272,407,811	97.8	27,496,686	2.1	1,077,958	163,347,579
Denise M. Morrison	1,296,431,548	99.7	3,413,537	0.3	1,137,370	163,347,579
Suzanne Nora Johnson	1,261,256,212	96.9	38,759,423	3.0	966,820	163,347,579
John A. C. Swainson	1,238,860,147	95.2	49,258,134	3.8	12,864,174	163,347,579
Maynard G. Webb, Jr.	1,295,556,235	99.6	3,948,877	0.3	1,477,343	163,347,579
Each of the eleven nominees were elected to the Company’s Board of Directors, each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected or until his or her earlier resignation or removal.

Proposal 2: Approval, on an advisory basis, of compensation paid to our named executive officers:

Votes For:	1,229,955,643	94.5%
Votes Against:	65,056,661	5.5%
Abstentions:	5,970,151
Broker Non-Votes:	163,347,579

The proposal was approved.

Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year:

Votes For:	1,442,548,159	98.5%
Votes Against:	18,699,833	1.5%
Abstentions:	3,082,042
Broker Non-Votes:	n/a

The appointment was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: January 29, 2020	By:	/s/ Kelly Mahon Tullier
Kelly Mahon Tullier Executive Vice President and General Counsel